ADAMS DIVERSIFIED EQUITY FUND

FIRST QUARTER REPORT

MARCH 31, 2017

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

The positive momentum that began with the Presidential election in November continued into 2017, leading to record highs for U.S. equity markets. Adams Diversified Equity Fund advanced 7.8%, surpassing the 6.1% return of the S&P 500 for the three months ended March 31, 2017.

An improving economic outlook, rising confidence among businesses and consumers, and expectations for business-friendly policies in the U.S. helped send equity markets higher in the first three months of the year. Stocks continued to advance after the Federal Reserve raised short-term interest rates in response to economic data that indicated improvements in the labor market and signs of rising inflation. The rally stalled later in the quarter when Congress failed to pass health care reform legislation. Investors questioned the impact this could have on President Trump’s ability to fulfill his policy agenda.

Against this backdrop, S&P 500 sectors produced mixed results. After a lull in the fourth quarter of 2016, the Technology sector gained 12.5%, making it the best performing sector over the past three months. Portfolio holdings surpassed benchmark returns, led by moves of greater than 20.0% each in Apple, Adobe Systems, and Facebook. All three companies reported strong quarterly earnings, confirming their leadership positions in the sector.

The strength in the Technology sector was fueled in part by businesses increasing spending in IT, particularly in cloud computing. During the quarter, we initiated a position in salesforce.com, the largest Software as a Service (SaaS) vendor in the world. The company is a leader in cloud-based applications and has a dominant position in Customer Relationship Management. We are still in the early innings of enterprise software cloud transitioning and we expect salesforce.com to be a major beneficiary of this trend. Another opportunity we identified in the sector was Computer Sciences Corporation, an IT Services provider with products in consulting, application services and maintenance, and outsourcing. The company is merging with the service division of Hewlett Packard Enterprise and will be named DXC Technology following the merger. We are impressed with management’s proven track record of successfully integrating acquisitions and expect them to generate significant cost-savings in the new company.

Consumer Discretionary stocks were also leading contributors to quarterly results for the Fund. Better-than-expected earnings results and guidance from Amazon, Priceline, and Lowe’s led to superior performance. We saw an opportunity to add to the home improvement retailers in the sector. We expect them to continue to benefit from a stable macroeconomic backdrop and favorable housing trends. We initiated a position in Home Depot to complement our Lowe’s holding. Home Depot has a history of generating strong free cash flow, which it distributes to shareholders through share buybacks and dividends. It has a large addressable market and a market-leading position servicing the professional segment of the industry.

In contrast to the positive contributions by other sectors, Energy was the biggest detractor for the Fund. After a 27.4% advance in 2016, the Energy sector suffered a 6.7% decline as oil inventories increased and prices declined 5.8%, despite OPEC’s compliance with reduced production quotas. Other than Marathon Petroleum, which was up only 1.0%, the Fund’s energy holdings were weak across the board.

During the quarter, we increased our exposure to capital goods companies in the Industrials sector. We initiated positions in Cummins and Parker-Hannifin. Cummins, a leading manufacturer of engines and electrical power generation systems, is poised to benefit from a turnaround in its primary end markets. Its efficient cost structure, along with a resumption in top-line growth, should lead to accelerating earnings.

LETTER TO SHAREHOLDERS (CONTINUED)

Parker-Hannifin, a diversified industrial parts and systems company, is benefiting from strong order trends, which should lead to improved revenue growth. We also expect its recent acquisition of Clarcor to yield greater-than-expected synergies.

The prospect of higher interest rates has resulted in significant underperformance of many REIT stocks. We believe that this is an overreaction and took the opportunity to increase our exposure in the sector. We established a position in Prologis, the largest owner of warehouse/distribution center real estate in the U.S. Prologis is well situated to benefit from secular growth in the demand for storage space. This is being driven by e-commerce sales growth which, for the same level of sales, requires storage square footage that is three times greater than traditional bricks-and-mortar companies. We expect the growth in demand to continue to outstrip supply, leading to higher rents and improved profitability.

For the three months ended March 31, 2017, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 7.8%. This compares to a 6.1% total return for the S&P 500 and a 5.5% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 8.6%.

For the twelve months ended March 31, 2017, the Fund’s total return on NAV was 17.8%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Mutual Funds Average were 17.2% and 15.9%, respectively. The Fund’s total return on market price was 17.2%.

During the quarter, the Fund paid distributions to shareholders in the amount of $5.0 million, or $.05 per share, consisting of $.03 net investment income and $.01 long-term capital gain, realized in 2016, and $.01 net investment income realized in 2017, all taxable in 2017. On April 21, 2017, an additional net investment income distribution of $.05 per share was declared for payment on June 1, 2017. These constitute the first two payments toward our annual 6% minimum distribution rate commitment. Additionally, the Fund repurchased 237,861 shares of its Common Stock during the past three months. The shares were repurchased at an average price of $13.50 and a weighted average discount to NAV of 16.0%, resulting in a $.01 increase to NAV per share.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer & President

April 21, 2017

Disclaimers

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2017	2016
At March 31:
Net asset value per share	$16.34	$14.96
Market price per share	$13.75	$12.65
Shares outstanding	99,192,253	97,693,497
Total net assets	$1,620,471,621	$1,461,910,079
Unrealized appreciation on investments	$472,659,127	$395,046,547

For the three months ended March 31:
Net investment income	$4,818,037	$3,880,145
Net realized gain (loss)	$52,934,235	$(7,285,843)
Cost of shares repurchased	$3,211,774	$2,480,551
Shares repurchased	237,861	202,800
Total return (based on market price)	8.6%	-1.0%
Total return (based on net asset value)	7.8%	-0.1%

Key ratios:
Expenses to average net assets*	0.62%	0.71%
Net investment income to average net assets*	1.24%	1.09%
Portfolio turnover*	57.0%	20.3%
Net cash & short-term investments to net assets	0.8%	1.7%

*	Annualized

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

March 31, 2017 (unaudited)

	Market Value	Percent of Net Assets
Apple Inc.	$69,028,630	4.3%
Microsoft Corp.	55,111,648	3.4
Alphabet Inc. (Class A & Class C)	54,649,387	3.4
Facebook, Inc. (Class A)	43,083,765	2.7
Adams Natural Resources Fund, Inc.*	42,467,151	2.6
Wells Fargo & Co.	42,373,958	2.6
Amazon.com, Inc.	39,096,414	2.4
Comcast Corp. (Class A)	37,928,310	2.3
Philip Morris International Inc.	36,500,570	2.3
Bank of America Corp.	32,356,044	2.0

	$452,595,877	28.0%

*	Non-controlled affiliated closed-end fund

SCHEDULE OF INVESTMENTS

March 31, 2017 (unaudited)

	Shares	Value (A)
Common Stocks — 99.1%
Consumer Discretionary — 12.5%
Amazon.com, Inc. (B)	44,100	$39,096,414
Comcast Corp. (Class A)	1,009,000	37,928,310
Dollar General Corp.	149,637	10,434,188
Home Depot, Inc.	177,400	26,047,642
Lowe’s Companies, Inc.	298,400	24,531,464
Magna International Inc.	252,000	10,876,320
Priceline Group Inc. (B)	10,300	18,333,691
Starbucks Corp.	251,300	14,673,407
Walt Disney Co.	184,800	20,954,472

		202,875,908

Consumer Staples — 8.8%
Coca-Cola Co.	186,000	7,893,840
Consumer Staples Select Sector SPDR Fund (F)	42,515	2,320,469
CVS Health Corp.	247,400	19,420,900
PepsiCo, Inc.	230,400	25,772,544
Philip Morris International Inc.	323,300	36,500,570
Post Holdings, Inc. (B)	112,500	9,846,000
Procter & Gamble Co.	131,850	11,846,723
Spectrum Brands Holdings, Inc.	58,700	8,159,887
Walmart Stores, Inc.	292,400	21,076,192

		142,837,125

Energy — 7.2%
Adams Natural Resources Fund, Inc. (C)	2,186,774	42,467,151
Anadarko Petroleum Corp.	190,600	11,817,200
Concho Resources Inc. (B)	72,900	9,355,986
Exxon Mobil Corp.	358,300	29,384,183
Halliburton Co.	354,400	17,440,024
Marathon Petroleum Corp. (F)	125,200	6,327,608

		116,792,152

Financials — 15.0%
American Express Co.	302,400	23,922,864
American International Group, Inc.	386,600	24,135,438
Bank of America Corp.	1,371,600	32,356,044
BlackRock, Inc.	41,400	15,877,314
Chubb Ltd.	135,600	18,475,500
Goldman Sachs Group, Inc.	56,200	12,910,264
Intercontinental Exchange, Inc.	379,900	22,744,613
JPMorgan Chase & Co.	178,200	15,653,088
Prudential Financial, Inc.	129,400	13,804,392
SunTrust Banks, Inc.	378,100	20,908,930
Wells Fargo & Co.	761,300	42,373,958

		243,162,405

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2017 (unaudited)

	Shares	Value (A)
Health Care — 13.1%
AbbVie, Inc.	380,000	$24,760,800
Aetna Inc.	183,900	23,456,445
Allergan plc	107,096	25,587,376
Amgen Inc.	127,000	20,836,890
Biogen Inc. (B)	47,000	12,850,740
Health Care Select Sector SPDR Fund (F)	233,400	17,355,624
Johnson & Johnson	64,000	7,971,200
Merck & Co., Inc.	351,500	22,334,310
Pfizer Inc.	702,940	24,047,577
Thermo Fisher Scientific Inc.	145,400	22,333,440
Waters Corp.	62,200	9,722,482

		211,256,884

Industrials — 9.8%
Boeing Co.	180,300	31,887,858
Cummins Inc.	107,700	16,284,240
Delta Air Lines, Inc.	282,200	12,969,912
Fortive Corp.	279,700	16,843,534
General Electric Co.	510,600	15,215,880
Honeywell International Inc.	159,500	19,916,765
Parker-Hannifin Corp.	103,400	16,577,088
Union Pacific Corp.	278,000	29,445,760

		159,141,037

Information Technology — 22.9%
Adobe Systems Inc.	176,000	22,902,880
Alphabet Inc. (Class A) (B)	35,500	30,096,900
Alphabet Inc. (Class C) (B)	29,597	24,552,487
Apple Inc.	480,500	69,028,630
Broadcom Ltd.	88,800	19,443,648
Cisco Systems, Inc.	271,900	9,190,220
Computer Sciences Corp.	143,000	9,868,430
Facebook, Inc. (Class A) (B)	303,300	43,083,765
Lam Research Corp.	127,600	16,378,736
MasterCard, Inc. (Class A)	187,000	21,031,890
Microsoft Corp.	836,800	55,111,648
Oracle Corp.	122,200	5,451,342
salesforce.com, inc. (B)	200,200	16,514,498
Visa Inc. (Class A)	322,000	28,616,140

		371,271,214

Materials — 2.1%
Dow Chemical Co. (F)	277,200	17,613,288
LyondellBasell Industries N.V. (Class A)	186,000	16,961,340

		34,574,628

Real Estate — 3.0%
American Tower Corp.	105,000	12,761,700
AvalonBay Communities, Inc.	53,800	9,877,680
Prologis, Inc.	241,300	12,518,644
Simon Property Group, Inc. (F)	77,000	13,246,310

		48,404,334

Telecommunication Services — 1.8%
SBA Communications Corp. (Class A) (B)	77,600	9,340,712
Verizon Communications Inc.	389,000	18,963,750

		28,304,462

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2017 (unaudited)

	Shares	Value (A)
Utilities — 2.9%
CenterPoint Energy, Inc.	401,000	$11,055,570
Edison International	130,300	10,373,183
NextEra Energy, Inc.	111,800	14,351,766
Pinnacle West Capital Corp.	140,500	11,714,890

		47,495,409

Total Common Stocks
(Cost $1,134,903,291)		1,606,115,558

Other Investments — 0.1%
Financials — 0.1%
Adams Funds Advisers, LLC (B) (D) (Cost $150,000)		1,469,000

Short-Term Investments — 0.8%
Money Market Funds — 0.8%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.99% (E)	5,000,000	5,000,000
Northern Institutional Treasury Portfolio, 0.64% (E)	7,147,713	7,147,713

Total Short-Term Investments
(Cost $12,147,713)		12,147,713

Securities Lending Collateral — 0.2%
(Cost $3,684,775)
Money Market Funds — 0.2%
Northern Institutional Funds Liquid Assets Portfolio, 0.73% (E)		3,684,775

Total Investments — 100.2% of Net Assets
(Cost $1,150,885,779)		$1,623,417,046

Total Return Swap Agreements — (0.0)%	Type of Contract	Counterparty	Termination Date	Notional Amount	Unrealized Appreciation (Assets)	Unrealized Depreciation (Liabilities)
Receive positive total return (pay negative total return) on 96,000 shares of Berkshire Hathaway Inc. Class B common stock and pay financing amount based on Notional Amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Morgan Stanley	3/7/2018	$15,735,946	$234,230	$—
Receive negative total return (pay positive total return) on 664,400 shares of Financial Select Sector SPDR Fund and receive financing amount based on Notional Amount and daily U.S. Federal Funds rate less 0.51%.	Short	Morgan Stanley	3/7/2018	(15,712,994)	—	(106,370)

Gross unrealized gain (loss) on open total return swap agreements					$234,230	$(106,370)

Net unrealized gain on open total return swap agreements					$127,860

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(D)	Controlled affiliate valued using fair value procedures.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	All or a portion of shares held are on loan.

ADAMS DIVERSIFIED EQUITY FUND, INC.

Board of Directors

Enrique R. Arzac [2,4]	Frederic A. Escherich [1,2,3]	Craig R. Smith [2,3]
Phyllis O. Bonanno [3,4]	Roger W. Gale [1,2,4]	Mark E. Stoeckle [1]
Kenneth J. Dale [1,3,4]	Kathleen T. McGahran [1,5]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Nominating and Governance Committee
5.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer & President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Nancy J.F. Prue, CFA	Executive Vice President, Director of Shareholder Communications
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer & Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel, Secretary & Chief Compliance Officer
Steven R. Crain, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

410.752.5900        800.638.2479

Website: www.adamsfunds.com

E-mail: contact@adamsfunds.com

Tickers: ADX (NYSE), XADEX (NASDAQ)

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: The Northern Trust Company

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(877) 260-8188

Website: www.astfinancial.com

E-mail: info@astfinancial.com